UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2003

ValueClick, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 575-4500

(Former name or former address, if changed since last report.)

Introduction

This Amendment No. 1 to the Current Report on Form 8-K originally filed by the registrant on June 11, 2003 in connection with the registrant’s May 30, 2003 acquisition of Search123.com Inc., a California corporation (“Search123”), is being filed to amend Item 7 to include the required financial information omitted from the June 11 Form 8-K as permitted by subparagraphs (a)(4) and (b)(2) of Item 7.

ITEM 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

Item 7 hereby is amended and supplemented as follows:

(a)                                  Financial Statements of Business Acquired.

This Form 8-K/A includes as exhibits audited consolidated financial statements of Search123 as of and for the year ended December 31, 2002 and unaudited condensed consolidated financial statements as of May 31, 2003 and for the five-month periods ended May 31, 2003 and 2002, which financial statements are incorporated herein by this reference.

(b)                                 Pro Forma Financial Information.

This Form 8-K/A includes as exhibits unaudited pro forma combined financial information for ValueClick and Search123 as of and for year ended December 31, 2002 and as of and for six-month period ended June 30, 2003, which financial statements are incorporated herein by this reference.

(c)                                  Exhibits.

Exhibit No.	Item

2.1

Agreement and Plan of Merger, dated as of May 30, 2003, ValueClick, Inc., a Delaware corporation, Search123.com Acquisition Corp., Search123.com Inc. and James K Beriker in his capacity as Search123.com Inc.  Agent (Incorporated herein by reference to Exhibit 2.1 of ValueClick’s Current Report on Form 8-K filed on June 11, 2003 with the SEC).

99.1	Audited Consolidated Financial Statements of Search123.com Inc. as of and for the year ended December 31, 2002.

99.2	Unaudited Condensed Consolidated Financial Statements of Search123.com Inc. as of May 31, 2003 and for the five-month periods ended May 31, 2003 and 2002

99.3

Unaudited Consolidated Financial Statements of ValueClick, Inc. as of and for the three and six-month periods ended June 30, 2003, incorporated by reference from ValueClick, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 and incorporated herein by reference.

99.4	ValueClick, Inc. and Search123.com Inc. unaudited pro forma combined consolidated financial information for the year ended December 31, 2002.

99.5	ValueClick and Search123 unaudited pro forma combined consolidated financial information for the six-month period ended June 30, 2003.

99.6	Consent of KPMG LLP.

*  Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules to the Agreement and Plan of Merger have been omitted.  Omitted exhibits include the Certificate of Merger, Agreement of Merger, Non-competition Agreement, Written Consent, Amendment to Articles of Incorporation, Letter of Transmittal and Legal Opinions of both the buyer’s and seller’s counsel.  Omitted schedules include customary disclosure schedules.  Such exhibits and schedules will be supplementally provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ValueClick, Inc.

Date: August 14, 2003	By:	/s/ SAMUEL J. PAISLEY
Samuel J. Paisley
Chief Financial Officer